INCOME TAXES - Tax Expense (Benefit) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Statutory tax rate	0.00%	0.00%	0.00%
Effect of movement in deferred tax balances	$ (6)	$ 172	$ 118
Effect of adjustments in respect of current tax in prior periods	(224)	(37)	(86)
Effect of taxable income in various countries	1,522	772	820
Total income tax expense	1,740	981	$ 1,024
Deferred tax liabilities	$ 600	$ 600